Execution Version

SECOND AMENDMENT TO
NOTE PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT (this
“Amendment”), is made and entered into as of June 30, 2015, by and among National Health Investors, Inc., a Maryland corporation, (the “Company”), The Prudential Insurance Company of America and the other holders of Notes (as defined in the Note Agreement defined below) that are signatories hereto (together with their successors and assigns, the “Noteholders”).

W I T N E S S E T H:

WHEREAS, the Company and the Noteholders are parties to a certain Note Purchase Agreement, dated as of January 13, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement), pursuant to which the Noteholders have purchased Notes from the Company;

WHEREAS, the Company has requested that the Noteholders amend certain provisions of the Note Agreement, and subject to the terms and conditions hereof, the Noteholders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Company and the Noteholders agree as follows:

1.Amendments.

(a)Schedule A of the Note Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Third Amendment Effective Date” means June 30, 2015.

“Timber Ridge Construction Loan” means that certain construction loan identified as “Loan B” under the Timber Ridge Loan Agreement in the original principal amount of $94,500,000.

“Timber Ridge Loan Agreement” means that certain Construction and Term Loan Agreement by and between LCS-Westminster Partnership II LLP, an Iowa limited liability partnership, as the borrower, and the Company, as the lender, as in effect on June 30, 2015 and any amendments, restatements, supplements or modifications thereto; provided that such loan agreement shall not be amended, restated, supplemented or otherwise modified in any manner materially adverse to the holders of the Notes (including, without limitation, to increase the principal amount of Loan B made thereunder).

(b)	Section 10.2 of the Note Agreement is hereby amended by:

(i)	deleting “and” at the end of clause (g) thereof;

DMSLIBRARY01:25819132.7

(ii)	inserting “and” at the end of clause (h) thereof; and

(iii)	adding a new clause (i) thereto to read in its entirety as follows:

“(i) until June 30, 2017, the Timber Ridge Construction Loan (without giving effect to any renewal, refinancing, extension or replacement thereof); it being understood and agreed that no other loans made under the Timber Ridge Loan Agreement shall be permitted under this clause (i)”

(c)Section 10.3 of the Note Agreement is hereby amended by (i) deleting “and” from the end of subsection (h) of such Section, (ii) relettering subsection (i) of such Section as subsection (j), and

(iii)	inserting a new subsection (i) as follows:

(i)unsecured Indebtedness incurred under the Credit Agreement in an aggregate principal amount not to exceed $1,050,000,000 at any one time outstanding and the renewal, refinancing, extension and replacement (but not the increase in the principal amount) thereof;

(d)Schedule 10.3 of the Note Agreement is hereby amended by deleting Item 15 of such Schedule in its entirety.

(e)Section 20 of the Note Agreement is hereby amended by replacing the first paragraph of such Section in its entirety with the following:

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 9.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes and such parties are bound by an obligation of confidentiality with respect to the Confidential Information), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, (viii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Notes or (ix) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Guaranty Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20.

2.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the holders of the Notes hereunder, it is understood and agreed that this Amendment shall not become effective, and the Company shall have no rights under this Amendment, until the Noteholders shall have received (i) such fees as the Company has previously agreed to pay the Noteholders or any of its affiliates in connection with this Amendment, (ii) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Note Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Noteholders), and (iii) each of the following documents:

(a)executed counterparts to this Amendment from the Company, each of the Guarantors (as defined below) and the Noteholders;

(b)a duly executed amendment to the Credit Agreement, in form and substance satisfactory to the Noteholders; and

(c)a duly executed copy of the Timber Ridge Construction Loan Agreement (including all exhibits and schedules thereto), certified as true, correct and complete as of Third Amendment Effective Date by a Responsible Officer of the Company, in form and substance satisfactory to the Noteholders;

3.Representations and Warranties. To induce the Noteholders to enter into this Amendment, each Credit Party hereby represents and warrants to the Noteholders that:

(a)Each Credit Party (a) is duly organized or formed and validly existing under the Applicable Law of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to
(i) own its assets and carry on its business and (ii) execute, deliver, and perform its obligations under this Amendment and consummate the transactions contemplated hereby, and (c) is duly qualified and is licensed and in good standing under the Applicable Law of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or licenses, except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(b)The execution, delivery and performance by each Credit Party of this Amendment, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any Contractual Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any law;

(c)No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Credit Party of this Amendment or the consummation of the transactions contemplated hereby;

(d)This Amendment has been duly executed and delivered by each Credit Party that is party hereto. This Amendment constitutes a legal, valid and binding obligation of such Credit Party, enforceable against each Credit Party that is party hereto in accordance with its terms, except as enforceability may be limited by bankruptcy laws and general principles of equity; and

(c) After giving effect to this Amendment, the representations and warranties contained in the Note Agreement and the other Note Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

4.Reaffirmations of Guaranty. Each Subsidiary Guarantor and Limited Guarantor (each a “Guarantor” and collectively, the “Guarantors”) consents to the execution and delivery by the Company of this Amendment and jointly and severally ratify and confirm the terms of the applicable Guaranty Agreement, with respect to the Indebtedness now or hereafter outstanding under the Note Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Company to the Noteholders or any other obligation of the Company, or any actions now or hereafter taken by the Noteholders with respect to any obligation of the Company, the applicable Guaranty Agreement, (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the applicable Guaranty Agreement.

5.Effect of Amendment. Except as set forth expressly herein, all terms of the Note Agreement, as amended hereby, and the other Note Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company to all holders of the Notes. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the holders of the Notes under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement. From and after the date hereof, all references to the Note Agreement shall mean the Note Agreement as modified by this Amendment. This Amendment shall constitute a Note Document for all purposes of the Note Agreement.

6.Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

7.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.

8.Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Noteholders with respect thereto.

9.Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, any other holders of Notes from time to time and their respective successors, successors-in-titles, and assigns.

11.Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

12.Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Company, the Guarantors and the Noteholders and their respective successors and assigns, and shall inure to the benefit of the Company, the Guarantors and the Noteholders and the successors and assigns of the Noteholders.

13.Severability. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Company and the Guarantors, by their respective authorized officers as of the day and year first above written.

COMPANY:

NATIONAL HEALTH INVESTORS, INC.

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

SUBSIDIARY GUARANTORS:
NHI/REIT, INC.

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

FLORIDA HOLDINGS IV, LLC
By:    NHI/REIT, Inc., its Sole Member

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

NHI-REIT OF SEASIDE, LLC

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

[Signature Page to Second Amendment to Note Purchase Agreement]

NHI/ANDERSON, LLC
NHI/LAURENS, LLC
TEXAS NHI INVESTORS, LLC
NHI OF PARIS, LLC
NHI OF SAN ANTONIO, LLC
NHI OF EAST HOUSTON, LLC
NHI OF NORTHWEST HOUSTON, LLC
NHI-REIT OF FLORIDA, LLC
NHI-REIT OF MINNESOTA, LLC
NHI-REIT OF TENNESSEE, LLC
NHI SELAH PROPERTIES, LLC
NHI-REIT OF NORTHEAST, LLC
NHI OF ENNIS, LLC
NHI OF GREENVILLE, LLC
NHI OF NORTH HOUSTON, LLC
NHI OF WEST HOUSTON, LLC
NHI-REIT OF WASHINGTON, LLC

By:	National Health Investors, Inc., the sole
Member of each limited liability company

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

[Signature Page to Second Amendment to Note Purchase Agreement]

NHI REIT OF ALABAMA, L.P.
NHI-REIT OF ARIZONA, LIMITED PARTNERSHIP
NHI-REIT OF CALIFORNIA, LP
NHI/REIT OF FLORIDA, L.P.
NHI-REIT OF GEORGIA, L.P.
NHI-REIT OF IDAHO, L.P.
NHI OF KANSAS, L.P.
NHI-REIT OF MISSOURI, LP
NHI-REIT OF NEW JERSEY, L.P.
NHI-REIT OF PENNSYLVANIA, L.P.
NHI-REIT OF SOUTH CAROLINA, L.P.
NHI-REIT OF TEXAS, L.P..
NHI-REIT OF VIRGINIA, L.P.

By:	NHI/REIT, Inc., the sole General Partner of each limited partnership

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

[Signature Page to Second Amendment to Note Purchase Agreement]

INTERNATIONAL HEALTH INVESTORS, INC.

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

NHI OF KYLE, LLC

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

NHI-REIT OF OREGON, LLC

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

NHI-REIT OF WISCONSIN, LLC

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

NHI PROPCO, LLC

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

[Signature Page to Second Amendment to Note Purchase Agreement]

NHI-SS TRS, LLC

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

NHI-REIT OF NEXT HOUSE, LLC

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

NHI-REIT OF MARYLAND, LLC

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

MYRTLE BEACH RETIREMENT RESIDENCE LLC

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

VORHEES RETIREMENT RESIDENCE LLC

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

[Signature Page to Second Amendment to Note Purchase Agreement]

LIMITED GUARANTORS:

NHI-BICKFORD RE, LLC

By:    NHI Propco, LLC, its Managing Member

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

WABASH BICKFORD COTTAGE, L.L.C.

By:    /s/ J. Justin Hutchens
Name:     J. Justin Hutchens
Title:    President

[Signature Page to Second Amendment to Note Purchase Agreement]

BICKFORD MASTER II, L.L.C.

By:    Sycamore Street LLC, its Managing Member

By:     /s/ Michael D. Eby
Name:     Michael D. Eby
Title:    Co-President

BICKFORD OF CARMEL, LLC
BICKFORD OF CROWN POINT, LLC
BICKFORD OF GREENWOOD, LLC
WABASH BICKFORD COTTAGE OPCO, LLC BICKFORD OF TINLEY PARK, LLC
BICKFORD OF SPOTSYLVANIA, LLC
BICKFORD OF CHESTERFIELD, LLC
BICKFORD MASTER I, L.L.C.

By:    BICKFORD MASTER II, L.L.C., the sole
Member of each limited liability company

By:    Sycamore Street , L.L.C

By:    /s/ Michael D. Eby
Name: Michael D. Eby
Title:    Co-President

[Signature Page to Second Amendment to Note Purchase Agreement]

NOTEHOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:     /s/ Ashley Dexter
Vice President

FARMERS INSURANCE EXCHANGE

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By:     /s/ Ashley Dexter
Vice President

MID CENTURY INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By:     /s/ Ashley Dexter
Vice President

[Signature Page to Second Amendment to Note Purchase Agreement]

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By:     /s/ Ashley Dexter
Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By:    Prudential Investment Management, Inc.,
as investment manager

By:     /s/ Ashley Dexter
Vice President

PICA HARTFORD LIFE & ANNUITY COMFORT TRUST

By:    The Prudential Insurance Company of America,
as Grantor

By:     /s/ Ashley Dexter
Name:
Title:

PRUCO LIFE INSURANCE COMPANY

By:     /s/ Ashley Dexter
Assistant Vice President

[Signature Page to Second Amendment to Note Purchase Agreement]

THE PRUDENTIAL LIFE INSURANCE
COMPANY, LTD.

By:    Prudential Investment Management (Japan}, Inc.,
as Investment Manager

By:    Prudential Investment Management, Inc.,
as Sub-Adviser

By:     /s/ Ashley Dexter
Vice President

PRUDENTIAL RETIREMENT GUARANTEED
COST BUSINESS TRUST

By:    Prudential Investment Management, Inc.,
as investment manager

By:     /s/ Ashley Dexter
Vice President

THE INDEPENDENT ORDER OF FORESTERS

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:     /s/ Ashley Dexter
Vice President

[Signature Page to Second Amendment to Note Purchase Agreement]

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager

By:    Prudential Investment Management, Inc.,
as Sub-Adviser

By:     /s/ Ashley Dexter
Vice President

[Signature Page to Second Amendment to Note Purchase Agreement]